Operating Segments
In late 2003, a reorganization of our management structure brought Canada under the direct responsibility of Jeff Montie, president, U.S. Morning Foods. As we indicated in our 2003 third-quarter 10-Q filing, and in our recently released 2003 Annual Report and 10-K, this will prompt a restatement of our operating segments, with Canada's results moving out of All Other and into North America, and the remaining All Other being renamed Asia Pacific:

         NEW:                          PREVIOUS:

         North America                 U.S.
         Europe                        Europe
         Latin America                 Latin America
         Asia Pacific                  All Other (Canada, Australia, Asia)

To help you adjust your earnings models, we are providing a restatement of net sales and operating profit - as well as the components of those growth rates
- for each of these segments during the last eight quarters.



Supplemental Product Group Information As a result of this operating segment restatement, we will also revise the way in which we communicate supplemental product group performance. For each product group, Canada's sales will be taken out of International and moved into North America. In addition, we have decided to use this opportunity to fine-tune each of the North America product groups to better reflect the nature and management responsibility of certain businesses.

U.S. Retail Cereal becomes North America Retail Cereal with the addition of Canada.

U.S. Retail Snacks becomes North America Retail Snacks with the addition of Canada. To better concentrate all of our snacks products into a single group, we are also moving our U.S. Pop-Tarts brand, fruit snacks, and syrup into North America Retail Snacks, and out of the former U.S. All Other group. Kashi's non-cereal products, which are predominately snack bars and crackers, will be moved into North America Retail Snacks, as well. Our convenience-store, vending, and drug-store channel businesses, which were previously managed by our U.S. Snacks business unit but now are managed by our Food Away From Home unit, will be reported under the North America Frozen & Alternative Channels group, as discussed below.

U.S. Other becomes North America Frozen & Alternative Channels. The U.S.
Other group was becoming too large and too diverse in its composition to be of any real analytical value. Under the new structure, our sales to the convenience-store, vending, and drug-store channels are moved into this group, while Pop-Tarts and Kashi non-cereal products have been moved to North America Retail Snacks. As a result, North America Frozen & Alternative Channels is now comprised primarily of the net sales of our frozen businesses (principally the Eggo and Morningstar Farms brands), and the sales of all products to the following channels: Foodservice, convenience stores, drug stores, and vending.

To help you better assess comparisons when we report sales growth for these product groups during 2004, we are providing a restatement of their net sales growth rates for the four quarters of 2003.


If you have any questions, please do not hesitate to call.

John Renwick                                Simon Burton
(269) 961-6365                              (269) 961-6636

Kellogg Company & Subsidiaries                                          REVISED
Operating Segment Information 2003 and 2002 (c)
First Quarter Results

----------------------------------------------------------------------------------------------------------------------
                                                North                     Latin        Asia                   Consoli-
(dollars in millions)                          America       Europe      America      Pacific     Corporate    dated
----------------------------------------------------------------------------------------------------------------------
2003 net sales                                 $1,509.7     $ 394.5      $ 144.7      $ 98.6         $ -     $2,147.5
----------------------------------------------------------------------------------------------------------------------
2002 net sales                                 $1,494.7     $ 325.8      $ 154.6      $ 86.7         $ -     $2,061.8
----------------------------------------------------------------------------------------------------------------------
% change - 2003 vs. 2002:
      Volume                                       0.9%       -2.1%         4.7%      -11.6%           -         0.1%
      Pricing/mix                                  1.9%        4.7%         8.8%       12.0%           -         3.3%
----------------------------------------------------------------------------------------------------------------------
Subtotal - internal business                       2.8%        2.6%        13.5%        0.4%           -         3.4%
      Dispositions (a)                            -2.1%        0.0%         0.0%        0.0%           -        -1.5%
      Foreign currency impact                      0.3%       18.5%       -20.0%       13.4%           -         2.3%
----------------------------------------------------------------------------------------------------------------------
Total change                                       1.0%       21.1%        -6.5%       13.8%           -         4.2%

----------------------------------------------------------------------------------------------------------------------
                                                North                     Latin        Asia                   Consoli-
(dollars in millions)                          America       Europe      America      Pacific     Corporate    dated
----------------------------------------------------------------------------------------------------------------------
2003 operating profit                           $ 259.0      $ 58.3       $ 39.7      $ 16.9     $ (26.5)     $ 347.4
----------------------------------------------------------------------------------------------------------------------
2002 operating profit                           $ 256.1      $ 45.5       $ 37.3       $ 6.1     $ (17.9)     $ 327.1
----------------------------------------------------------------------------------------------------------------------
% change - 2003 vs. 2002:
      Internal business                            3.4%        9.9%        28.2%      141.3%      -48.7%         7.3%
      Dispositions (a)                            -2.8%        0.0%         0.0%        0.0%        0.0%        -2.2%
      Foreign currency impact                      0.5%       18.2%       -21.7%       34.8%        0.0%         1.1%
----------------------------------------------------------------------------------------------------------------------
Total change                                       1.1%       28.1%         6.5%      176.1%      -48.7%         6.2%
----------------------------------------------------------------------------------------------------------------------

(a)   Impact of results for the comparable 2002 periods prior to divestiture of various U.S. private label operations.
      Refer to Note 2 within Notes to Consolidated Financial Statements for further information.
(b)   Includes Australia and Asia.
(c)   2003 and 2002 results were restated to conform to 2004 operating segment presentation as follows: 1) 2003 and 2002 Canadian and U.S. results combined into North America, 2) certain 2003 and 2002 U.S.
      export operations moved from U.S. to Latin America, and 3) certain 2003 SGA expenditures reallocated between Corporate and North America.

Kellogg Company & Subsidiaries                                          REVISED
Operating Segment Information 2003 and 2002 (c)
Second Quarter Results

----------------------------------------------------------------------------------------------------------------------
                                                North                     Latin        Asia                   Consoli-
(dollars in millions)                          America       Europe      America      Pacific     Corporate    dated
----------------------------------------------------------------------------------------------------------------------
2003 net sales                                 $1,498.1     $ 462.9      $ 170.8     $ 115.6         $ -     $2,247.4
----------------------------------------------------------------------------------------------------------------------
2002 net sales                                 $1,469.8     $ 382.7      $ 174.1      $ 98.5         $ -     $2,125.1
----------------------------------------------------------------------------------------------------------------------
% change - 2003 vs. 2002:
      Volume                                      -1.6%       -0.8%         3.2%       -6.4%           -        -1.3%
      Pricing/mix                                  4.2%        5.1%         5.2%       11.4%           -         4.8%
----------------------------------------------------------------------------------------------------------------------
Subtotal - internal business                       2.6%        4.3%         8.4%        5.0%           -         3.5%
      Dispositions (a)                            -1.2%        0.0%         0.0%        0.0%           -        -0.8%
      Foreign currency impact                      0.5%       16.7%       -10.2%       12.3%           -         3.1%
----------------------------------------------------------------------------------------------------------------------
Total change                                       1.9%       21.0%        -1.8%       17.3%           -         5.8%

----------------------------------------------------------------------------------------------------------------------
                                                North                     Latin        Asia                   Consoli-
(dollars in millions)                          America       Europe      America      Pacific     Corporate    dated
----------------------------------------------------------------------------------------------------------------------
2003 operating profit                           $ 284.3      $ 82.5       $ 46.8      $ 20.3     $ (19.8)     $ 414.1
----------------------------------------------------------------------------------------------------------------------
2002 operating profit                           $ 278.2      $ 67.2       $ 47.3       $ 5.4     $ (25.7)     $ 372.4
----------------------------------------------------------------------------------------------------------------------
% change - 2003 vs. 2002:
      Internal business                            2.4%        7.1%         9.1%      239.0%       23.3%         9.2%
      Dispositions (a)                            -0.7%        0.0%         0.0%        0.0%        0.0%        -0.5%
      Foreign currency impact                      0.5%       15.6%       -10.3%       41.7%        0.0%         2.5%
----------------------------------------------------------------------------------------------------------------------
Total change                                       2.2%       22.7%        -1.2%      280.7%       23.3%        11.2%
----------------------------------------------------------------------------------------------------------------------

(a)   Impact of results for the comparable 2002 periods prior to divestiture of various U.S. private label operations.
      Refer to Note 2 within Notes to Consolidated Financial Statements for further information.
(b)   Includes Australia and Asia.
(c)   2003 and 2002 results were restated to conform to 2004 operating segment presentation as follows: 1) 2003 and 2002 Canadian and U.S. results combined into North America, 2) certain 2003 and 2002 U.S.
      export operations moved from U.S. to Latin America, and 3) certain 2003 SGA expenditures reallocated between Corporate and North America.

Kellogg Company & Subsidiaries                                          REVISED
Operating Segment Information 2003 and 2002 (c)
Third Quarter Results

-----------------------------------------------------------------------------------------------------------------------
                                                North                     Latin        Asia                   Consoli-
(dollars in millions)                          America       Europe      America      Pacific     Corporate    dated
-----------------------------------------------------------------------------------------------------------------------
2003 net sales                                 $1,525.6     $ 451.1      $ 181.5     $ 123.4         $ -      $2,281.6
-----------------------------------------------------------------------------------------------------------------------
2002 net sales                                 $1,476.2     $ 393.6      $ 165.1     $ 101.6         $ -      $2,136.5
-----------------------------------------------------------------------------------------------------------------------
% change - 2003 vs. 2002:
      Volume                                      -0.9%        1.5%        12.3%       -3.9%           -          0.5%
      Pricing/mix                                  4.1%        2.3%         4.5%        9.3%           -          4.0%
-----------------------------------------------------------------------------------------------------------------------
Subtotal - internal business                       3.2%        3.8%        16.8%        5.4%           -          4.5%
      Dispositions (a)                            -0.6%        0.0%         0.0%        0.0%           -         -0.4%
      Foreign currency impact                      0.7%       10.8%        -6.9%       16.1%           -          2.7%
-----------------------------------------------------------------------------------------------------------------------
Total change                                       3.3%       14.6%         9.9%       21.5%           -          6.8%
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                North                     Latin        Asia                   Consoli-
(dollars in millions)                          America       Europe      America      Pacific     Corporate    dated
-----------------------------------------------------------------------------------------------------------------------
2003 operating profit                           $ 312.8      $ 86.8       $ 44.8      $ 16.8     $ (30.4)      $ 430.8
-----------------------------------------------------------------------------------------------------------------------
2002 operating profit                           $ 301.6      $ 76.8       $ 44.8       $ 8.2     $ (16.6)      $ 414.8
-----------------------------------------------------------------------------------------------------------------------
% change - 2003 vs. 2002:
      Internal business                            3.1%        3.4%        11.2%       75.0%      -82.6%          2.2%
      Dispositions (a)                            -0.2%        0.0%         0.0%        0.0%        0.0%         -0.2%
      Foreign currency impact                      0.8%        9.7%       -11.1%       28.6%        0.0%          1.8%
-----------------------------------------------------------------------------------------------------------------------
Total change                                       3.7%       13.1%         0.1%      103.6%      -82.6%          3.8%
-----------------------------------------------------------------------------------------------------------------------

(a)   Impact of results for the comparable 2002 periods prior to divestiture of various U.S. private label operations.
      Refer to Note 2 within Notes to Consolidated Financial Statements for further information.
(b)   Includes Australia and Asia.
(c)   2003 and 2002 results were restated to conform to 2004 operating segment presentation as follows: 1) 2003 and 2002 Canadian and U.S. results combined into North America, 2) certain 2003 and 2002 U.S.
      export operations moved from U.S. to Latin America, and 3) certain 2003 SGA expenditures reallocated between Corporate and North America.

Kellogg Company & Subsidiaries                                          REVISED
Operating Segment Information 2003 and 2002 (c)
Fourth Quarter Results

-----------------------------------------------------------------------------------------------------------------------
                                                North                     Latin        Asia                   Consoli-
(dollars in millions)                          America       Europe      America      Pacific     Corporate    dated
-----------------------------------------------------------------------------------------------------------------------
2003 net sales                                 $1,420.9     $ 425.7      $ 169.7     $ 118.7         $ -      $2,135.0
-----------------------------------------------------------------------------------------------------------------------
2002 net sales                                 $1,359.4     $ 367.7      $ 155.1      $ 98.5         $ -      $1,980.7
-----------------------------------------------------------------------------------------------------------------------
% change - 2003 vs. 2002:
      Volume                                       0.9%       -1.0%         7.8%       -7.0%           -          0.8%
      Pricing/mix                                  3.1%        1.3%         7.7%        6.4%           -          3.1%
-----------------------------------------------------------------------------------------------------------------------
Subtotal - internal business                       4.0%        0.3%        15.5%       -0.6%           -          3.9%
      Dispositions (a)                            -0.6%        0.0%         0.0%        0.0%           -         -0.4%
      Foreign currency impact                      1.1%       15.5%        -6.1%       21.1%           -          4.3%
-----------------------------------------------------------------------------------------------------------------------
Total change                                       4.5%       15.8%         9.4%       20.5%           -          7.8%

-----------------------------------------------------------------------------------------------------------------------
                                                North                     Latin        Asia                   Consoli-
(dollars in millions)                          America       Europe      America      Pacific     Corporate    dated
-----------------------------------------------------------------------------------------------------------------------
2003 operating profit                           $ 278.1      $ 52.2       $ 37.6       $ 7.1     $ (23.2)      $ 351.8
-----------------------------------------------------------------------------------------------------------------------
2002 operating profit                           $ 302.1      $ 63.0       $ 41.2      $ 18.8     $ (31.3)      $ 393.8
-----------------------------------------------------------------------------------------------------------------------
% change - 2003 vs. 2002:
      Internal business                           -9.0%      -27.2%        -1.5%      -68.9%       25.9%        -12.7%
      Dispositions (a)                            -0.1%        0.0%         0.0%        0.0%        0.0%         -0.1%
      Foreign currency impact                      1.2%       10.0%        -7.3%        6.7%        0.0%          2.1%
-----------------------------------------------------------------------------------------------------------------------
Total change                                      -7.9%      -17.2%        -8.8%      -62.2%       25.9%        -10.7%
-----------------------------------------------------------------------------------------------------------------------

(a)   Impact of results for the comparable 2002 periods prior to divestiture of various U.S. private label operations.
      Refer to Note 2 within Notes to Consolidated Financial Statements for further information.
(b)   Includes Australia and Asia.
(c)   2003 and 2002 results were restated to conform to 2004 operating segment presentation as follows: 1) 2003 and 2002 Canadian and U.S. results combined into North America, 2) certain 2003 and 2002 U.S.
      export operations moved from U.S. to Latin America, and 3) certain 2003 SGA expenditures reallocated between Corporate and North America.

Kellogg Company & Subsidiaries                                          REVISED
Operating Segment Information 2003 and 2002 (c)
Full Year Results

-----------------------------------------------------------------------------------------------------------------------
                                                North                     Latin        Asia                   Consoli-
(dollars in millions)                          America       Europe      America      Pacific     Corporate    dated
-----------------------------------------------------------------------------------------------------------------------
2003 net sales                                 $5,954.3    $1,734.2      $ 666.7     $ 456.3         $ -      $8,811.5
-----------------------------------------------------------------------------------------------------------------------
2002 net sales                                 $5,800.1    $1,469.8      $ 648.9     $ 385.3         $ -      $8,304.1
-----------------------------------------------------------------------------------------------------------------------
% change - 2003 vs. 2002:
      Volume                                      -0.2%       -0.6%         7.1%       -7.2%           -          0.0%
      Pricing/mix                                  3.3%        3.4%         6.3%        9.8%           -          3.8%
-----------------------------------------------------------------------------------------------------------------------
Subtotal - internal business                       3.1%        2.8%        13.4%        2.6%           -          3.8%
      Dispositions (a)                            -1.1%        0.0%         0.0%        0.0%           -         -0.8%
      Foreign currency impact                      0.7%       15.2%       -10.7%       15.8%           -          3.1%
-----------------------------------------------------------------------------------------------------------------------
Total change                                       2.7%       18.0%         2.7%       18.4%           -          6.1%

-----------------------------------------------------------------------------------------------------------------------
                                                North                     Latin        Asia                   Consoli-
(dollars in millions)                          America       Europe      America      Pacific     Corporate    dated
-----------------------------------------------------------------------------------------------------------------------
2003 operating profit                          $1,134.2     $ 279.8      $ 168.9      $ 61.1     $ (99.9)     $1,544.1
-----------------------------------------------------------------------------------------------------------------------
2002 operating profit                          $1,138.0     $ 252.5      $ 170.6      $ 38.5     $ (91.5)     $1,508.1
-----------------------------------------------------------------------------------------------------------------------
% change - 2003 vs. 2002:
      Internal business                           -0.3%       -2.1%        11.2%       38.1%       -9.2%          1.1%
      Dispositions (a)                            -0.8%        0.0%         0.0%        0.0%        0.0%         -0.6%
      Foreign currency impact                      0.8%       12.9%       -12.2%       20.7%        0.0%          1.9%
-----------------------------------------------------------------------------------------------------------------------
Total change                                      -0.3%       10.8%        -1.0%       58.8%       -9.2%          2.4%
-----------------------------------------------------------------------------------------------------------------------

(a)   Impact of results for the comparable 2002 periods prior to divestiture of various U.S. private label operations.
(c)   2003 and 2002 results were restated to conform to 2004 operating segment presentation as follows: 1) 2003 and 2002 Canadian and U.S. results combined into North America, 2) certain 2003 and 2002 U.S.
      export operations moved from U.S. to Latin America, and 3) certain 2003 SGA expenditures reallocated between Corporate and North America.

U.S. / North America Product Group Sales

---------------------------------------------------------------------------------------------------------------------------
(dollars in millions)
---------------------------------------------------------------------------------------------------------------------------
                                      Internal Net Sales Growth 2003 vs 2002                       Total Year Net Sales
---------------------------------------------------------------------------------------------------------------------------
                                 Q1          Q2          Q3          Q4         Year                 2003         2002
---------------------------------------------------------------------------------------------------------------------------
Originally Reported
U.S. Cereal                           4%          3%         11%          9%          7%             $2,086.6     $1,951.6

U.S. Snacks                           4%          1%         -4%         -3%          0%             $2,134.9     $2,206.4

U.S. Other                            0%          3%          3%          6%          3%             $1,407.8     $1,367.4

---------------------------------------------------------------------------------------------------------------------------
Total U.S.                            3%          2%          3%          4%          3%             $5,629.3     $5,525.4
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Revised (a)
North America Cereal                  4%          3%         10%          9%          6%             $2,304.7     $2,140.4

North America Snacks                  2%          1%         -1%          0%          0%             $2,547.6     $2,587.6

North America Frozen & Alternative Cha4%els       5%         -1%          3%          3%             $1,102.0     $1,072.1

---------------------------------------------------------------------------------------------------------------------------
Total North America                   3%          3%          3%          4%          3%             $5,954.3     $5,800.1
---------------------------------------------------------------------------------------------------------------------------

(a) Refer to accompanying explanation.